                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                        Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)          JULY 24, 1998
                                                --------------------------------


                   INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
                (Exact name of Registrant as specified in its Charter)


                                       DELAWARE
--------------------------------------------------------------------------------
                    (State of other jurisdiction of incorporation)


0-16753                                 58-1722085
-----------------------------------     ----------------------------------------
Commission File No.                     I.R.S. Employer Identification



130 CEDAR STREET, NEW YORK, NY          10006
-----------------------------------     ----------------------------------------
Address of principal                    Zip Code
executive offices


(212) 306-6100
-----------------------------------
Registrant's telephone number,
including area code

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS


     The Registrant ("Company") on July 24, 1998, completed the acquisition of all of the issued and outstanding common stock of the Company known as KRL Litho, Inc. d/b/a The Skillcraft Group ("KRL") from Harold Russell and Jeffrey Craugh. KRL is engaged in the business of providing graphic communications including financial research report reproduction, commercial printing, graphic arts design and fulfillment services. The Company purchased all of the outstanding common stock of KRL for the aggregate sum of $9,000,000. The sum of $5,000,000 was paid on closing, on a pro rata basis, to Messrs. Russell and Craugh ($2,963,000 for the purchase of 10 shares of common stock of KRL to Mr. Russell; and $301,000 for the purchase of .845 shares of common stock of KRL to Mr. Craugh).

     In addition, two (2) Serial Promissory Notes, payable over a 40-month period commencing in the fourth month from closing, were issued as follows:
$3,633,320 to Harold Russell; $366,680 to Jeffrey Craugh. The Notes are payable at the rate of an aggregate of $100,000 per month, for 40 months, for a total of $4,000,000.

     The purchase of the shares of KRL was made through the Company's 100%, wholly-owned subsidiary, Halcon Acquisition Corp. As a part of purchase transaction, the Company was required to guarantee the Promissory Notes issued by Halcon in payment of the purchase price. Additionally, Halcon entered into Employment Agreements with Messrs. Russell and Craugh for a period of 43 months, and granted Harold Russell 100,000 options and Jeffrey Craugh 300,000 options at a strike price of $.9625 for a term of five (5) years.

     The Company obtained the funds for the initial down payment of $5,000,000 as a result of the issuance of a 12% subordinated convertible debenture in the sum of $4,000,000 and an additional $1,000,000 from a financing arrangement with GE Capital Corp. Neither Messrs. Russell nor Craugh are affiliated or associates of the Company or any of its Officers and Directors.

ITEM 7.        FINANCIAL STATEMENTS

     The Company will file a supplemental form 8K containing certified financial statements of KRL as of the purchase date, and all other required pro-forma information.

                                      EXHIBITS

          1)   Copy Press Release issued on July 27, 1998

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    New York, New York
          July 31, 1998

                              INFORMATION MANAGEMENT
                              TECHNOLOGIES CORPORATION
                              IMTECH
                              -----------------------------
                                    (Registrant)



                              -----------------------------
                              JOSEPH GITTO
                              President and Chief
                              Financial Officer